UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 5, 2012 (June 29, 2012)

SUPREME INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8183	75-1670945
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

P.O. Box 237

2581 E. Kercher Road

Goshen, Indiana 46528

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 642-3070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2012, the Board of Directors of Supreme Industries, Inc. (the “Company”) elected the Honorable Arthur J. Gajarsa to serve as a director of the Company, effective July 1, 2012.

Judge Gajarsa has gained extensive experience in the field of law during his nearly fifty year career through both government service and representation of clients in private practice.  He recently retired after serving as a judge for the U.S. Court of Appeals for the Federal Circuit, a position to which he was nominated in 1996 and to which he was confirmed by the U.S. Senate Judiciary Committee in 1997.  Prior to his appointment, he was senior partner with the firm of Joseph, Gajarsa, McDermott & Reiner, P.C., where his practice included the areas of corporate mergers and acquisitions, international, commercial litigation, trade, intellectual property, and representation of American Native tribes.  Judge Gajarsa also previously served as Special Counsel to the Secretary of the Interior and Commissioner of Indian affairs, among other government experience.

Since 1994, Judge Gajarsa has been a member of the Board of Directors of Rensselaer Polytechnic Institute and since 2011 has served as Chairman of the Board; from 1998 through 2010 he served as Vice Chairman.  From 1996 through 2008, Judge Gajarsa was a member of the Board of Directors for Georgetown University and from 2002 to 2008, he served as Chairman of the Audit Committee, the Law Committee, and the Executive Committee.

Judge Gajarsa received his B.S.E.E. from Rensselaer Polytechnic Institute, his M.A. from Catholic University of America, and his J.D. from Georgetown University Law Center.

Judge Gajarsa will serve on the Company’s Compensation Committee.  He will be entitled to receive the same compensation for service as is provided to the Company’s other non-employee directors.  There are no family relationships between Mr. Gajarsa and any other executive officers or directors of the Company.

A copy of the Company’s press release dated July 5, 2012, announcing the election of Judge Gajarsa to the Board of Directors, is attached hereto as Exhibit 99.1.

On July 5, 2012, the Board of Directors of the Company approved entering into Indemnification Agreements with Judge Arthur J. Gajarsa and Thomas B. Hogan, Jr. in the form described in Exhibit 10.1 to the Current Report on Form 8-K dated October 6, 2008.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release issued by Supreme Industries, Inc. dated July 5, 2012 regarding the election of Honorable Arthur J. Gajarsa as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPREME INDUSTRIES, INC.

Date: July 5, 2012	By:	/s/ Matthew W. Long
Matthew W. Long
Interim Chief Executive Officer,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Supreme Industries, Inc. dated July 5, 2012 regarding the election of Honorable Arthur J. Gajarsa as a director.